UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2023

CUE HEALTH INC.

(Exact name of Registrant, as specified in its charter)

Delaware	001-40590	27-1562193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mailing address:
4980 Carroll Canyon Rd.
Suite 100
San Diego, CA 92121
(Address of principal executive
offices)

Registrant's telephone number, including area code: (858) 412-8151

Former name or address, if changed since last report: Not Applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HLTH	Nasdaq Global Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of the Cue Health Inc. (the “Company”) was held on June 5, 2023. Present at the Annual Meeting in person or by proxy were holders of 98,927,617 shares of the Company’s common stock, representing 65.26% of the voting power of the shares of the Company’s common stock as of April 17, 2023, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.

Each share of common stock was entitled to one vote on each proposal.

At the Annual Meeting, the Company’s stockholders (1) elected the Company’s nominees for directors and (2) ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Proposal 1 – Election of Class II directors. The voting results for each of the proposals are as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Chris Achar	60,184,245	2,588,928	56,631	36,097,813
Joanne Bradford	47,002,842	15,769,950	57,012	36,097,813

Each director nominee was duly elected to serve until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified, subject to earlier resignation or removal.

Proposal 2 – Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Abstentions
97,880,603	854,553	192,461

Item 7.01     Regulation FD Disclosure.

On June 1, 2023, the Company entered into a Receivables Purchase Agreement (the “Purchase Agreement”) with East West Bank, a California state-chartered bank (the “Purchaser”), pursuant to which, among other things, the Company may sell certain of the indebtedness and other payment obligations owed to the Company to the Purchaser in an amount of up to $20,000,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cue Health Inc.

Date: June 7, 2023	By:	/s/ Aasim Javed
	Name:	Aasim Javed
	Title:	Chief Financial Officer

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